Exhibit 10.0


                                 LOAN AGREEMENT

                         DATED AS OF FEBRUARY 14, 2003

                                    BETWEEN

                                CERTAIN LENDERS

                                      AND

                      URBAN TELEVISION NETWORK CORPORATION




                                 LOAN AGREEMENT


     This Loan and Security Agreement (this "Agreement") is made and entered into as of February 14, 2003, by and between Urban Television Network Corporation, a Nevada corporation (the "Company"), and the lenders set forth on the Lenders Schedule (each a "Lender" and collectively, the "Lenders").

                                    ARTICLE 1

                           AMOUNT AND TERMS OF CREDIT

1.1. SECURED TERM LOAN. Subject to the terms and conditions of this Agreement, at the Closing, periodically each Lender agrees to lend and the Company agrees to borrow an amount equal to the mount set forth on the Lenders Schedule opposite such Lender's name (herein called such Lender's "Loan") pursuant to a promissory note in the form of Exhibit A, with appropriate insertions (herein called such Lender's "Note") to be dated as of the Closing Date (as defined herein). Additional amounts shall be loaned, at the rate of $250,000 every 60 days beginning 60 days from the date of the Bridge Loan Agreement, to the Company by a Lender or new Lenders during the Commitment Period, so long as the aggregate amount of the Loans outstanding at any time does not exceed the Maximum Loan Amount. Should Lenders fail to make any payment, Lender shall forfeit their right to make future funding amounts and the Commitment Period shall be considered expired on the date Lenders do not submit the required funding to the Company. No additional amounts may be loaned to the Company hereunder after the expiration of the Commitment Period. At the time that additional amounts are loaned hereunder, the Company shall (a) amend the Lender's Schedule accordingly, (b) append an additional signature page for any new Lender, (c) prepare a promissory note to each Lender for the additional amount loaned, and (d) allow such new Lender to become a party to this agreement and all ancillary documents or agreements contemplated herein or hereby.

1.2 CLOSING. The funding of the initial Loans (the "Closing") shall occur upon the satisfaction of all conditions to Closing specified in Article 4 hereof ("Closing Date"), and may be accomplished via the exchange of all requisite documentation by overnight mail, messenger, e-mail or telecopy.

1.2. DOCUMENTATION EXPENSES. The Company shall pay all reasonable fees and expenses relating to the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby. To the extent the same are known, the Company shall pay all such fees and expenses on the Closing Date.


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


                                    ARTICLE 2

                     NOTE PAYMENTS AND CONVERSION PRIVILEGES

2.1. INTEREST PAYMENTS. The principal balance due and owing on the Loans shall bear interest as stated in the Note and shall be due and payable as stated in the Note.

2.2. PRINCIPAL PAYMENTS. Principal payments shall be due and payable as stated in the Note.

2.3. VOLUNTARY PREPAYMENT. The Company may from time to time, without premium or penalty, prepay the Loans in whole or in part, so long as all prepayments shall be made PRO RATA among the Lenders in accordance with the Percentage Shares at the time of prepayment. Any prepayment of the full amount of the Loans shall include all accrued interest thereon. All payments and prepayments of the Loan shall be first applied to accrued and unpaid interest on the unpaid principal balance of the Loan, and the remainder, if any, to any unpaid principal balance.

2.4 PAYMENTS TO LENDERS. All payments, distributions, collections or recoveries made hereunder and under the other Loan Documents shall be made PRO RATA among the Lenders in accordance with the Percentage Shares at the time of any such payment.

2.5 CONVERSION PRIVILEGES. The Lenders shall be entitled to convert the outstanding balance of the Loans and accrued interest thereon, at any time before the maturity date of the Loans or date the Company announces intent to prepay the Loans, at the rate of two shares of the Company's common stock for each $1.00 of Loan balance and accrued interest thereon.


                                    ARTICLE 3

                         WARRANTIES AND REPRESENTATIONS

The Company represents and warrants to each Lender as follows:

3.1. CORPORATE ORGANIZATION AND AUTHORITY. The Company,

(a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted;

(c) has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations hereunder;

(d) is duly authorized to borrow funds hereunder;

(e) the Company is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary.

3.2. FULL DISCLOSURE. All filings of the Company with the Securities and Exchange Commission ("SEC Filings") have been timely made, are true and correct and are not being investigated, challenged or supplemented or amended in any way.


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


3.3. PENDING LITIGATION. Except as may be set forth in the SEC Filings, there are no proceedings or governmental investigations pending or, to the best knowledge of the Company, threatened against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal, (b) there are no outstanding judgments, injunctions, writs, rulings or orders by any such court, governmental authority, arbitration board or tribunal against the Company or any of the Company's stockholders, partners, directors or officers and counsel which could cause a Material Adverse Change, and (c) the Company is not in default with respect to contracts or agreements to which it is a party or any order of any court or governmental authority or arbitration board or tribunal.

3.4. NO CONFLICTS. The borrowing under the Loans and the issuance of the Notes and compliance by the Company with all of the provisions of this Agreement, the Notes and the other Loan Documents do not and will not (i) violate any provisions of any law or any order of any court or governmental authority or agency, (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Certificate of Incorporation or Bylaws of the Company or any indenture or other contract or agreement or instrument to which the Company is a party or by which it may be bound, (iii) result in the acceleration of any Indebtedness owed by the Company, or (iv) result in the imposition of any liens or encumbrances on any property of the Company, except as expressly contemplated or permitted in the Loan Documents.

3.5. This section left blank intentionally.

3.6. GOVERNMENTAL CONSENT. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of this Agreement, the Notes or the Loan Documents or compliance by the Company with any of the provisions of this Agreement, the Notes or the Loan Documents.

3.7. USE OF PROCEEDS. The Company will use the Loan proceeds as follows:

     (a)  to fund the Company's operations.

3.8. ENFORCEABLE OBLIGATIONS. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

3.9. OTHER OBLIGATIONS. The Company has outstanding Liabilities of the following kind, including, but not limited to programming contracts, affiliation agreements, and satellite space and satellite uplink agreements which are, in the aggregate, material to the Company or material with respect to the Company's consolidated financial condition which have been disclosed in the company's last 10K.


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

3.10. LABOR DISPUTES AND ACTS OF GOD. Except as disclosed in this Loan Agreement or other Schedules to this Loan Agreement, neither the business nor the properties of the Company have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could cause a Material Adverse Change.

3.11. NAMES AND PLACES OF BUSINESS. The Company has not, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Company's SEC filings. Except as otherwise indicated in the SEC filings, the chief executive office and principal place of business of the Company is (and for the preceding five years has been) located at the address of the Company set out on the signature pages hereto.

3.12. GOVERNMENT REGULATION. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other law which regulates the incurring by the Company of indebtedness, including laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

3.13. SOLVENCY. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by the Company and the consummation of the transactions contemplated hereby, the Company will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar laws).

3.14. TITLE TO PROPERTIES; LICENSES. The Company has good and defensible title to all of the Collateral and to all of its material properties and assets, free and clear of all Liens, encumbrances, or adverse claims, everything is free and clear of all impediments to the use of such properties and assets in the Company's business. The Company possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and the Company is not in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property.



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


3.15. SECURITY DOCUMENT REPRESENTATIONS AND WARRANTIES. Capitalized terms used in this section, not otherwise defined in this Agreement, and defined in the Security Documents shall when used in this section have the meanings given them in the Security Documents.


               (a) OWNERSHIP FREE OF LIENS. No effective financing statement, other than the financing statements relative to the bridge loans from Richard Halden, or other registration or instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any, which have been filed in favor of Lender relating to the Security Documents and any which have been filed to perfect or protect any Permitted Lien. None of the Collateral is in the possession of any Person other than the Company or the Lenders, except for Collateral being transported in the ordinary course of business.

               (b) RECEIVABLES. Each Receivable represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by the Company of goods or the rendition by the Company of services and is not subject to contra-accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the Receivables, except for those for which adequate reserves have been taken in substantially the same amount as is shown on the Initial Financial Statements.

               (c) DOCUMENTS AND INSTRUMENTS. All Documents and Instruments included within the Collateral are valid and genuine. Any such document or Instrument has only one original counterpart, which constitutes collateral within the meaning of the UCC or the law of any applicable jurisdiction, and all such original counterparts (other than checks delivered in payment of Receivables in the ordinary course of business) have been delivered into the possession of such Person designated by Majority Lenders as agent pursuant to the Security Agreement.

               (d) ADDRESS. The chief executive office and principal place of business and the office where all records concerning the Collateral are kept at the Company's address set forth on its signature page hereto.

The representations and warranties contained in this Agreement, the Notes and the other Loan Documents are made by the Company as an inducement to each Lender to make its Loan, and the Company understands that each Lender is relying on such representations and warranties, and that such representations and warranties are true and correct at the time of the first disbursement hereunder and shall remain true and correct at all times thereafter so long as any part of the Loans shall remain outstanding.




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



                                    ARTICLE 4

                           CONDITIONS TO DISBURSEMENT

4.1. DOCUMENTS TO BE DELIVERED. No Lender has any obligation to make its Loan unless such Lender shall have received all of the following, at such Lender's office as set forth on the Lender's Schedule, duly executed and delivered and in form, substance and date satisfactory to Majority Lenders:

               (a) This Agreement.

               (b) The Notes.

               (c) Each Security Document listed in the Security Schedule.

               (d) Certain certificates of the Company including:

                    An  "Omnibus  Certificate"  of  the  Secretary  and  of  the
               Chairman of the Board or President of the Company, which shall contain the names and signatures of the officers of the Company authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of the Company and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, a copy of the charter documents of the Company and all amendments thereto, certified by the appropriate official of the Company's state of organization, and a copy of any bylaws of the Company.

4.2. ADDITIONAL CONDITIONS PRECEDENT. No Lender has any obligation to make its Loan unless the following conditions precedent have been satisfied:

     (a) All representations and warranties made by the Company in any Loan Document shall be true on and as of the date of the Loan (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder) as if such representations and warranties had been made as of the date of the Loan.

     (b) No Material Adverse Change shall have occurred since the date of last 10K.

     (c) The Company shall have performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date of the Loan.

     (c) The making of the Loan shall not be prohibited by any law and shall not subject the Lender to any penalty or other onerous condition under or pursuant to any such law.

     (d) Lenders shall have received all documents and instruments which any Lender has then requested, in addition to those described in Section 4.1 (including corporate documents and records; certificates of officers and representatives of the Company; and all reports, records, certificates and other documents requested in relation to any Security Document delivered pursuant hereto), as to the accuracy and validity of or compliance with all representations, warranties and covenants made by the Company in this Agreement and the other Loan Documents, the satisfaction of all conditions contained herein or therein, and all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Lenders in form, substance and date.



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



                                    ARTICLE 5

                                COMPANY COVENANTS

From and after the date hereof and continuing so long as any amount remains unpaid on the Notes.

5.1. CORPORATE EXISTENCE, ETC. The Company will preserve and keep in force and effect its corporate existence, its rights and franchises and all licenses and permits that it currently has, which are necessary to the proper conduct of its business and will qualify to do business in all states or jurisdictions where required by applicable law, except where the failure to so qualify will not cause a Material Adverse Change.

5.2. INSURANCE. The Company will at all times maintain casualty and liability insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties with limits and scope of coverage reasonably acceptable to Majority Lenders. All policies evidencing such insurance shall name the Lenders as an additional insured and shall contain a loss payable endorsement to the Lenders in form and substance acceptable to Majority Lenders that will become effective upon the occurrence of an Event of Default.

5.3. TAXES, CLAIMS FOR LABOR AND MATERIALS. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent (i) all taxes, assessments and governmental charges levied or imposed upon it or upon the income, profits or property of the Company, and (ii) all lawful claims for labor, materials and supplies which, if unpaid might by law become a Lien upon the property of the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceeding. The Company will promptly pay and discharge when due all other Liabilities now or hereafter owed by it.

5.4. MAINTENANCE, ETC. The Company will maintain, preserve and keep all Collateral and all other property used or useful in the conduct of its business in good repair and working order, ordinary wear and tear excepted, in compliance with all applicable laws, and from time to time will, as determined in the reasonable judgment of the Company, make all necessary repairs, replacements, renewals and additions thereto needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

5.5. NATURE OF BUSINESS. The Company will not engage in any business if, as a result, the general nature of the business which would then be engaged in by the Company would be substantially changed from the general nature of the business engaged in by the Company on the date of this Agreement.
5.6. SEC FILINGS. The Company shall at all times make all SEC Filings required pursuant to the Securities Exchange Act of 1934, as amended, and the rules of any stock exchange upon which the Company shall have listed its securities, and shall notify each Lender of any inquiries from the SEC or any stock exchange with respect to all of its SEC Filings, to the extent permitted by law. The Company shall provide each Lender with copies of all such SEC Filings.


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


5.6. SEC FILINGS. The Company shall at all times make all SEC Filings required pursuant to the Securities Exchange Act of 1934, as amended, and the rules of any stock exchange upon which the Company shall have listed its securities, and shall notify each Lender of any inquiries from the SEC or any stock exchange with respect to all of its SEC Filings, to the extent permitted by law. The Company shall provide each Lender with copies of all such SEC Filings.

5.7. REPORTS. The Company will keep proper books of record and account in which full and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company in accordance with GAAP.

     (a) As soon as available, and in any event within ninety-one (91) days after the end of each Fiscal Year, complete consolidated and consolidating financial statements of the Company together with all notes thereto, prepared in reasonable detail in accordance with GAAP based on an audit using generally accepted auditing standards, by an independent certified public accountant selected by the Company stating that such consolidated financial statements have been so prepared. These financial statements shall contain a consolidated and consolidating balance sheet as of the end of such Fiscal Year and consolidated and consolidating statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year.

     (b) As soon as  available,  and in any event  within  forty-five  (45) days after the end of each Fiscal Quarter, the Company's consolidated and consolidating balance sheet as of the end of such Fiscal Quarter and consolidated and consolidating statements of the Company's earnings and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments.

5.8. PAYMENT AND PERFORMANCE. The Company will pay all amounts due under the Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the Loan Documents.

5.9. PERFORMANCE ON BORROWER'S BEHALF. If the Company fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, Lenders may pay the same. The Company shall immediately upon written notice of any such payment reimburse any Lender for any such payments and each amount paid by such Lender shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by such Lender.

5.10. INTEREST. The Company hereby promises to each Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) that the Company has in this Agreement promised to pay to the Lenders and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.


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

     (a) IMPAIRMENT OF SECURITY INTEREST. The Company will not take or fail to take any action that would in any manner impair the value or enforceability of the Lenders' first priority security interest in any Collateral.

     (b) COMPROMISE OF COLLATERAL. The Company will not adjust, settle, compromise, amend or modify any of its rights in the Collateral.

     (c) EQUIPMENT. The Company will use its best efforts to maintain, preserve, protect and keep all Equipment included within the Collateral in good condition, repair and working order and will use its best efforts to cause such Equipment to be used and operated in a good and workmanlike manner to the extent commercially reasonable, in accordance with applicable law and in a manner which will not make void or cancelable any insurance with respect to such Equipment.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

6.1. EVENTS OF DEFAULT. Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

     (a) Default shall occur in the observance or performance of any covenant or agreement contained herein or in the other Loan Documents that are not remedied within 30 days after notice thereof to the Company by Lender's Agent; or

     (b) If any representation or warranty made by the Company herein or in any Loan Document, or made by the Company in any statement or certificate furnished by the Company pursuant hereto, is untrue or incorrect in any material respect as of the date of the making thereof or subsequently becomes untrue or incorrect and such inaccuracy is not immediately disclosed to each Lender; or

     (c) The Company becomes insolvent or bankrupt or makes an assignment for the benefit of creditors, or the Company causes or suffers an order for relief to be entered with respect to it under applicable Federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee, liquidator, or receiver for the Company or for the major part of the property of either; or

     (d) A custodian, trustee, liquidator, or receiver is appointed for the Company or for the major part of the property of either and is not discharged within 30 days after such appointment; or

     (e) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or are not dismissed within 60 days after such institution; or

6.2. REMEDIES. When any Event of Default described in Section 6.1 has occurred and is continuing, the Lenders' obligation to make the Loans shall terminate and the principal balance and all accrued interest as well as other costs, fees and expenses due and owing on the Loans shall immediately become due and payable, without presentment, demand, notice of acceleration, notice of intent to accelerate, protest or further notice of any kind or nature whatsoever, all of which are hereby expressly waived, and the Default Rate shall commence to accrue. In addition, Lenders may pursue any or all of the rights available to them at law or in equity or as provided herein and in the Notes, including, without limitation, all rights and remedies of a secured party under the UCC. In connection therewith, the Company agrees that a ten (10) day notice period is commercially reasonable for the conduct of a public or private sale under the UCC, and the Company hereby irrevocably makes, constitutes and appoints any Lender or any other Person designated by Majority Lenders for that purpose as the Company's true and lawful attorney and agent-in-fact to sign the name of the Company on any continuation statement or other document necessary to further perfect the Lenders' security interest or foreclose and/or take possession of the Collateral.


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


6.3 COSTS OF REMEDIES. Any and all costs and expenses (including reasonable attorney's fees) incurred by any Lender in pursuing its remedies hereunder shall be an additional indebtedness due and owing by the Company to such Lender and shall be governed by this Agreement, the Notes and the other Loan Documents.


                                    ARTICLE 7

                               CERTAIN DEFINITIONS


"Affiliate" shall mean a Person (a) which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person (b) which beneficially owns or holds 10% or more of any class of the voting interests of such Person, or (c) 10% or more of the voting interests of which is beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting interests, by contract or otherwise.

"Business Day" means a day other than a Saturday or Sunday, on which commercial banks are open for business with the public in Fort Worth, Texas.

"Change of Control" means the occurrence of either of the following events: (a) any Person or two or more Persons acting as a group shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934, as amended, and including holding proxies to vote for the election of directors other than proxies held by the Company's management or their designees to be voted in favor of Persons nominated by the Company's Board of Directors) of 50% or more of the outstanding voting securities of the Company, measured by voting power (including both common stock and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of the Company) or (b) one-third or more of the directors of the Company shall consist of Persons not nominated by the Company's Board of Directors (not including as Board nominees any directors which the Board is obligated to nominate pursuant to shareholders' agreements, voting trust arrangements or similar arrangements).

"Closing" and "Closing Date" are defined in Section 1.2.

"Collateral" means the specific property that is subject to a UCC-1 financing statement on accounts receivable, notes receivable and the Company's personal property in favor of any Lenders.

"Commitment Period" means the period from and including the Closing Date until and including the date that is one year after the Closing Date.

"Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined in Section 6.1.

"Default Rate" shall mean 10% per annum (or the maximum rate allowed by law) calculated on the basis of a 360 day year.

"Distribution" means (i) any dividend or other distribution made by the Company on or in respect of any stock, partnership interest, or other equity interest in the Company or any subsidiary of the Company (including any option or warrant to buy such an equity interest), or (ii) any payment made by the Company to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in the Company or any subsidiary of the Company (including any such option or warrant).

"Existing Credit Facility" means that certain credit facility in the amount of $154,297 between the Company and Richard Halden Lending Group as evidenced by a Business Loan Agreement, between the Company and Richard Halden, together with all promissory notes made by the Company hereunder and all other agreements, documents, instruments and writings at any time delivered to Richard Halden in connection therewith.

"Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

"Fiscal Year" means a twelve-month period ending on September 30 of any year.

"GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of the Company, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to the Company shall be prepared in accordance with such change.

"Indebtedness" of any Person means Liabilities in any of the following categories:

     (a) Liabilities for borrowed money,

     (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

     (c) Liabilities evidenced by a bond, debenture, note or similar instrument,

     (d) Liabilities which would under GAAP be shown on such Person's balance sheet as a liability, and are payable more than one year from the date of creation thereof (other than reserves for taxes and reserves for contingent obligations),

     (e) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

     (f) Liabilities (for example, repurchase agreements, mandatorily redeemable preferred Stock and sale/leaseback agreements) consisting of an obligation to purchase or redeem securities or other property, if such Liabilities arises out of or in connection with the sale or issuance of the same or similar securities or property,

     (g) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor, or

     (h) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefore; provided, however, that the "Indebtedness" of any Person shall not include (i) Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefore.

"Investment" means any investment, made directly or indirectly, in any Person or any property, whether by purchase, acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

"Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

"Lenders' Schedule" means Schedule I hereto.

"Lenders' Agent" shall be elected by the majority of the group.

"Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

"Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or material man's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

"Loans" has the meaning given to such term in Section 1.1.

"Loan  Documents" means this Agreement,  the Notes, the Subscription  Agreement,
the  Questionnaire,   the  UCC-1  financing   statement,   and  all  amendments,
modifications and restatements of such documents and instruments.

"Material Adverse Change" means a material and adverse change, from the state of affairs presented in the Initial Financial Statements or as represented or warranted in any Loan Document, to (a) the Company's financial condition, (b) the Company's operations, properties or prospects, considered as a whole, (c) the Company's ability to timely pay the Obligations, (d) the enforceability of the material terms of any Loan Documents, or (e) the Collateral or Lenders' Liens on the Collateral.

"Maximum Loan Amount" means the amount equal to $1,500,000.

"Maximum Rate" means, at any time and with respect to any Lender, the maximum rate of nonusurious interest under applicable law that such Lender may contract for, take, charge or receive with respect to the Obligations.

"Note" has the meaning given to such term in Section 1.1.

"Obligations" means all Liabilities from time to time owing by the Company to any Lender under or pursuant to this Agreement, the Notes or any Security Document (including any modifications, amendments or restatements of any such documents or instruments). "Obligation" means any part of the Obligations.

"Percentage Share" means, with respect to any Lender, the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Lender's Loans at the time in question, by (ii) the sum of the aggregate unpaid principal balance of all Loans at such time.

"Permitted Investments" means

     (a) property used in the ordinary course of business of the Company;

     (b) current assets arising from the sale or lease of goods and services in the ordinary course of business by the Company or from sales permitted under
Section 5.23; and

     (c) Investments by the Company in any Additional Stations.

"Permitted Liens" means:

     (a) statutory Liens for taxes, assessments or other governmental charges or levies which are not yet delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;

     (b) landlords', operators', carriers', warehousemen's, repairmen's, mechanics', material men's, or other like Liens which do not secure Indebtedness, in each case only to the extent arising in the ordinary course of business and only to the extent securing obligations which are not delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP;

     (c) minor defects and irregularities in title to any property, so long as such defects and irregularities neither secure Indebtedness nor materially impair the value of such property or the use of such property for the purposes for which such property is held;

     (d) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature (excluding appeal bonds) incurred in the ordinary course of business;

     (e) Liens under the Security Documents;

     (f)  Liens  securing  purchase  money  Indebtedness,   provided  that  such
Indebtedness shall be secured only by the acquired asset;

     (g) Liens securing Indebtedness outstanding under the instruments and agreements described in Schedule II;

     (h) with respect only to property subject to any particular Security Document, Liens burdening such property that are expressly allowed by such Security Document.

"Person"  shall  mean  an  individual,   partnership,   corporation,   trust  or
unincorporated organization, and a government or agency or political subdivision thereof.

"Security Agreement" means the security agreement of even date herewith delivered by the Company to the Lenders in connection with this Agreement and listed on the Security Schedule.

"Security Documents" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by the Company to any Lender in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of the Company's other duties and obligations under the Loan Documents.

"Security Schedule" means Schedule II hereto.

"Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization that is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

"UCC" means the Uniform Commercial Code in effect in the State of Texas, as amended.

                                    ARTICLE 8

                            INTERCREDITOR PROVISIONS

8.1. PARI PASSU LIENS AND PRO RATA TREATMENT. All Liens on Collateral in favor of any one or more Lenders shall, as between the Lenders, be PARI PASSU and of equal rank and authority regardless of the order of filing of any mortgages, financing statements or other documents with respect thereto or the taking of any other action relevant to the determination of the perfection or priority of such liens and security interests. The Lenders hereby further agree that they will receive PRO RATA treatment, in accordance with their Percentage Shares, in connection with all payments, distributions, collections or recoveries and all other matters relating to the Obligations and to the Collateral.

8.2. ENFORCEMENT OF LIENS. Each Lender hereby agrees that, pursuant to the terms hereof all payments, distributions, collections, recoveries and all other matters relating to the Collateral and the enforcement of the Liens as well as any other matters specifically so stated in this Agreement. Each Lender hereby agrees that if an Event of Default shall have occurred and be continuing, (i) Lenders may exercise in respect of the Collateral all rights and remedies allowed to the Lenders under the Security Documents and (ii) Lenders shall appoint any one Person (including any Lender) as agent for the Lenders, which such agent shall exercise any and all such rights and remedies at Lenders' direction and discretion.

8.3. LIENS SECURE ALL DEBT. Each Lender and the Company hereby agree that each Lien given to any Lender under any Security Document will henceforth secure the payment of all of the Obligations, whether or not such Obligations are named therein as so being secured, and each Security Document is hereby amended accordingly. In furtherance of the foregoing, each Lender and the Company hereby agree that enforcement of any security interest under any Security Document shall provide a means of paying all Lenders.

8.4. EXCULPATION; LIABILITY OF LENDERS. Each Lender shall be entitled to rely on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person by whom it purports to be communicated or signed and shall not be liable to any Lender for any other consequence of such reliance. Neither any Lender nor any director, officer, employee or agent of any Lender shall be liable for any action taken or not taken by it, him or them under, or in connection with, any of the Loan Documents in the absence of his or their negligence or willful misconduct. Neither any Lender nor any director, officer, employee or agent of any Lender shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any of the Loan Documents or any payment there under; (ii) the performance or observance of any of the covenants or agreements of the Company or any Lender under any of the Loan Documents; (iii) the validity, effectiveness or genuineness of the Loan Documents or any other instrument or writing furnished in connection therewith; or (iv) the existence, genuineness or value of any of the Collateral or the validity, perfection, priority or enforceability of the Liens on any of the Collateral.

                                    ARTICLE 9

                            MISCELLANEOUS PROVISIONS

9.1. WAIVERS AND AMENDMENTS; ACKNOWLEDGMENTS.

     (a) WAIVERS AND AMENDMENTS. No failure or delay (whether by course of conduct or otherwise) by any Lender in exercising any right, power or remedy which such Lender may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure there from shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on the Company shall in any case of itself entitle the Company to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by
(i) if such party is the Company, by the Company, and (ii) if such party is a Lender, by such Lender on behalf of Lenders. Notwithstanding the foregoing or anything to the contrary herein, Lenders shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in Article IV (provided that any Lender may in its discretion withdraw any request it has made under Section 4.2(e)), (2) increase the maximum amount which such Lender is committed hereunder to lend, (3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, (4) postpone any date fixed for any payment of any such fees, principal or interest, (5) amend the definition herein of " Lenders" or "Percentage Share" or otherwise change the aggregate amount of Percentage Shares that is required for Lenders to take any particular action under the Loan Documents or the provisions of Sections 2.3 and 2.4 or Article 8 hereof, (6) release the Company from its obligation to pay such Lender's Note or (7) amend this Section 9.1(a).

     (b) ACKNOWLEDGMENTS AND ADMISSIONS. The Company hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents, without reliance on any representation, warranty, covenant or undertaking by any Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender has any fiduciary obligation toward the Company with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between the Company and the Lenders is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between the Company and the Lenders, (vii) should an Event of Default occur or exist, Lenders will determine in their sole discretion and for their own reasons what remedies and actions it will or will not exercise or take at that time, (viii) without limiting any of the foregoing, the Company is not relying upon any representation or covenant by any Lender, or any representative thereof, and no such representation or covenant has been made, that any Lender will, at the time of an Event of Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or any other provision of the Loan
Documents, and (ix) each Lender has relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

     (c) JOINT ACKNOWLEDGMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.2. SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and continuance of any Event of Default or any condition, event or act which, with the giving of notice or lapse of time, or both, would constitute such an Event of Default, the Lenders are hereby authorized at any time or from time to time, without prior notice to the Company or to any other Person, any such prior notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by any office of the Lenders or their Affiliates to or for the credit of the account of the Company, regardless of the currency of such deposits or other indebtedness, against and on account of the obligations and liabilities of the Company to the Lenders under this Agreement and the other Loan Documents, including, without limitation, all claims of any nature or description arising out of or connected with this Agreement and the other Loan Documents, irrespective of whether or not the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The Lenders shall provide Company with notice of such set-off within a reasonable time after the occurrence of any such set-off.

9.3. SURVIVAL OF AGREEMENTS; CUMULATIVE NATURE. The Company's various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loan and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to the Lenders and all of Lenders' obligations to the Company are terminated. All statements and agreements contained in any certificate or other instrument delivered by the Company to any Lender under any Loan Document shall be deemed representations and warranties by the Company or agreements and covenants of the Company under this Agreement. The representations, warranties, indemnities, and covenants made by the Company in the Loan Documents, and the rights, powers, and privileges granted to the Lenders in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to the Lenders of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

9.4. INDEMNITY. THE COMPANY AGREES TO INDEMNIFY EACH LENDER, UPON DEMAND, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, BROKER'S FEES, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN
PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY LENDER GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH ANY OF THE COLLATERAL, THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT OR DEFENSE THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT OR BY STATUTE OR OTHERWISE). AMONG OTHER THINGS, THE FOREGOING INDEMNIFICATION COVERS ALL LIABILITIES AND COSTS INCURRED BY ANY LENDER RELATED TO ANY BREACH OF A LOAN DOCUMENT BY THE COMPANY, ANY BODILY INJURY TO ANY PERSON OR DAMAGE TO ANY PERSON'S PROPERTY, OR ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LEGAL REQUIREMENTS BY ANY LENDER OR ANY OTHER PERSON OR ANY LIABILITIES OR DUTIES OF ANY LENDER OR ANY OTHER PERSON WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT.

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY LENDER,

provided only that no Lender shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including the Company or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender" shall include each director, officer, agent, trustee, attorney, employee, representative and Affiliate of or for any Lender.

9.5. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto or thereto-in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

9.6. NOTICES. Any notices to be served pursuant hereto shall be deemed properly delivered if delivered personally, by United States certified or registered mail, postage prepaid, or by Federal Express or comparable overnight courier service fare prepaid, or by legible facsimile transmission, to set forth on its signature page hereto or to such other address as the Company may direct in writing and to each Lender at its address set forth on the Lenders Schedule or at such other address as such Lender may direct in writing. Such notices shall be deemed received the same day if delivered personally or by legible facsimile, three business days after delivery by certified or registered mail, and the next business day if delivered by overnight courier.

9.7. GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) DOES NOT APPLY TO THIS AGREEMENT OR TO THE NOTE. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE LOAN DOCUMENTS OR THE OBLIGATIONS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. IN ADDITION TO THE PLACES OF PAYMENT SPECIFIED IN THE NOTES, THE COMPANY AND EACH LENDER STIPULATE AND AGREE THAT TARRANT COUNTY, TEXAS IS AN APPROPRIATE AND ACCEPTABLE VENUE FOR ANY STATE OR FEDERAL COURT ACTION CONCERNING THE LOAN DOCUMENTS.

9.8. CONSTRUCTION. This Agreement shall not be construed more strictly against any Lender than against the Company or any other Lender merely by virtue of the fact that the same has been prepared by counsel for any Lender, it being recognized that both the Company and the Lenders have contributed substantially and materially to the preparation of this Agreement.

9.9. CAPTIONS. The captions of various articles herein are for convenience only and are not to be utilized in construing the content or meaning of the substantive provisions hereof.

9.10. POTENTIAL INVALIDITY. In the event of any inconsistency among the terms hereof (including incorporated terms) or between such terms and the terms of the Notes, the terms of this Agreement shall govern and prevail. The whole or partial invalidity, illegality or unenforceability of any provision hereof or the Notes at any time, whether pursuant to the terms of then applicable law or otherwise, shall not affect:

     (a) in the instance of partial invalidity, illegality or unenforceability, the validity, legality or enforceability of such provision at such time except to the extent of such partial invalidity, illegality or unenforceability; or
     (b) the validity, legality or enforceability of such provision at any other time or of any other provision hereof at that or any other time.

9.11. INTERPRETATION. All words herein which are expressed in the masculine or neuter gender shall be deemed to include the masculine, feminine and neuter Lenders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

9.12. AGREEMENT BINDING ON SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Lenders, their respective successors, permitted assigns, grantees and legal representatives. The Company may not assign any of its rights or delegate any of its duties under this Agreement, Notes or any other Loan Documents.

9.13. LIMITATION ON INTEREST. The Lenders and the Company and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the Company nor any present or future endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Lenders expressly disavow any intention to contract for, charge, or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If maturity of any Obligation is accelerated for any reason, any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or such holder's option, promptly returned to the Company or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, the Lenders and the Company (and any other payors thereof) shall to the greatest extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium rather than as interest, exclude voluntary prepayments and the effects thereof, and amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time there under and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully contract for, charge, or receive the maximum amount of interest permitted under applicable law. In the event applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code, provided that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. As used in this section the term "applicable law" means the laws of the State of Texas or the Laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

9.14. CREDIT DECISIONS; EXCULPATION. Each Lender acknowledges that it has, independently and without reliance upon any other Lender, made its own analysis of the Company and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents. Nothing in the Loan Documents shall be construed to constitute any Lender a trustee or other fiduciary for any other Lender or participant. Each Lender acknowledges that Lenders may take such actions and exercise such powers that are granted to Lenders in the Loan Documents without notice to the other Lenders after a designated Lender has been chosen by the Lenders. Each Lender, its directors, officers, agents, attorneys and employees shall not be liable to any other Lender for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND AND ANY CLAIM ARISING UNDER A THEORY OF STRICT LIABILITY, except that each shall be liable for its own gross negligence or willful misconduct.

9.15. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES. THE COMPANY AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.















                          Page Left Blank Intentionally

IN WITNESS OF THE FOREGOING, the Company and each Lender have executed or caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                         LENDERS:

                         /s/ Jim Villines
                         ----------------
                             Jim Willines

                         /s/ Dick Calvert
                         ----------------
                             Dick Calvert

                         /s/ Marion Little
                         -----------------
                             Marion Little

                         /s/ Dwight Brown
                         ----------------
                             Dwight Brown

                         /s/ Charles E. Penfield
                         -----------------------
                             Charles E. Penfield

                         /s/ Lance A. Penfield
                         ---------------------
                             Lance A. Penfield

                         /s/ Layne T. Penfield
                         ---------------------
                             Layne T. Penfield

                         /s/ Mike Duke
                         -------------
                             Mike Duke

                         /s/ Bud Whestone
                         ----------------
                             Bud Whestone

                         /s/ Bud & Julie Whestsone, Charitable Foundation
                         ------------------------------------------------
                             Bud & Julie Whestsone, Charitable Foundation

                         /s/ Travis P.Bull
                         -----------------
                             Travis P.Bull

                         /s/ Thomas J. Cunningham, Jr.
                         -----------------------------
                             Thomas J. Cunningham, Jr.

                         /s/ Brad T. Tillery
                         -------------------
                             Brad T. Tillery

                         /s/ Charles W. Smith
                         --------------------
                             Charles W. Smith

                         /s/ Lane Smith
                         --------------
                             Lane Smith

                         /s/ Ronnie Crawford
                         -------------------
                             Ronnie Crawford

                         /s/ Darrell Walker
                         ------------------
                             Darrell Walker



                         BORROWER:

                         URBAN TELEVISION NETWORK CORPORATION

                              By: /s/ Randy Moseley
                                  -----------------
                                      Randy Moseley
                                      President

                         Address: Urban Television Network Corporation
                                  18505 Highway 377 South
                                  Cresson, Texas  76035
                                  Attention:  Randy Moseley

                                 PROMISSORY NOTE

$                                                                     ,   , 2003
 ------------------                                          ---------  --

FOR VALUE RECEIVED, the undersigned, Urban Television Network Corporation, a Nevada corporation ("Borrower"), hereby promises to pay to the order of
                          ("Payee"),  in lawful  money of the  United  States of
America in immediately  available funds, the principal sum of            Dollars
($             ), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Borrower or at such other place as from time to time may be designated by the holder of this Note.

     All principal and interest on the outstanding principal balance shall be payable at the expiration of the first to occur of the following: (a)
       , , 2004; (b) the closing by Borrower of a public offering or offerings (whether debt or equity or a combination) raising in the aggregate at least $10,000,000 of gross proceeds (i.e. prior to the payment of underwriting expenses and commissions) to Borrower; and (c) the closing of a private placement or placements (whether debt or equity or a combination) whereby Borrower receives gross proceeds of at least $10,000,000 in the aggregate (i.e. prior to the payment of sales expenses and commissions). The principal amount of this Note (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the rate of six percent (6.0%) per annum, calculated at on the basis of actual days elapsed and a year of 360 days. All past due principal of and interest on this Note shall bear interest on each day outstanding at the rate of ten percent (10.0%) per annum, calculated at on the basis of actual days elapsed and a year of 360 days, and such interest shall be due and payable daily as it accrues.

     Borrower shall have the right to prepay, without premium or penalty, at any time, any part or all of the indebtedness evidenced by this Note upon five (5) days advance notice to Payee. Any prepayment shall include interest accrued to the date of such prepayment, and all prepayments of principal shall be applied first against accrued interest and then principal.

     Payee shall be entitled to convert the outstanding balance of the Loans and accrued interest thereon at anytime before the maturity date or Borrower's announced prepayment date, of the Loans at the rate of two shares of the Company's common stock for each $1.00 of Loan balance and accrued interest thereon.

1. This Note is issued and delivered under that certain Loan Agreement of even date herewith between Borrower and Lenders (as defined therein; including Payee) (herein, as from time to time supplemented, amended or restated, called the "Loan Agreement"), and is a "Note" as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

     All remedies afforded by law shall be cumulative, and all shall be available to Payee at all times until this Note has been paid and performed in full. No delay or omission of Payee to exercise any right or power under this Note shall impair such right or power or be construed to be a waiver of any Default or Event of Default or acquiescence therein, and any single or partial exercise of any such right or power shall not preclude any other or further exercise thereof or the exercise of any other right or power, and no waiver whatsoever shall be valid unless it is in a writing signed by Payee and then only to the extent specifically set forth in such writing.

     The terms and provisions of this Note shall inure to the benefit of any assignee, transferee, or holder of this Note, and in the event of such transfer or assignment, each of the rights, powers, privileges and benefits conferred upon Payee by this Note shall automatically be vested in such transferee, assignee, or holder.

     The terms and provisions of this Note shall be binding upon Borrower and its successors, assigns, and transferees, but any such assignment or transfer shall not relieve Borrower of its obligations under this Note.

     The invalidity or unenforceability of any of the provisions of this Note shall not affect the validity or enforceability of the remainder hereof.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement that more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, and as such laws now exist or may be changed or amended or come into effect in the future.

     This Note and the rights and duties of the parties hereto shall be governed by the laws of the State of Texas (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal law.

THIS CONVERTIBLE PROMISSORY NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS
(i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. PAYEE MUST RELY ON HIS OR HER OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.





                                    BORROWER:

                                    URBAN TELEVISION NETWORK CORPORATION

                                       By:   /s/ Randy Moseley
                                             ---------------------------
                                             Randy Moseley
                                       Its:  President
                                             ----------------------------